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                                                                      EXHIBIT 32

                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with this Quarterly Report on Form 10-Q/A (Amendment No. 1) of Linens 'n Things, Inc. (the "Company") for the quarterly period ended July 3, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Norman Axelrod, as Chief Executive Officer of the Company, and William T. Giles, as Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



    /s/ Norman Axelrod
---------------------------------
NAME:    Norman Axelrod
TITLE:   Chairman and Chief
         Executive Officer
DATE:    July 1, 2005



    /s/ William T. Giles
---------------------------------
NAME:    William T. Giles
TITLE:   Executive Vice President
         and Chief Financial Officer
DATE:    July 1, 2005


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